EXHIBIT 99.1
                    Certification of Chief Executive Officer
                       Pursuant to 18 U.S.C. Section 1350
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of CNL Hospitality Properties, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2003 and December 31, 2002 and its results of operations for the three-month period ended March 31, 2003.

                                    /s/ Thomas J. Hutchison, III
                                    ---------------------------------------
Date: May 15, 2003                  Name: Thomas J. Hutchison, III
                                    Title: Chief Executive Officer
                                           (Principal Executive Officer)